Provision for early retirement benefits	12 Months Ended
Dec. 31, 2017
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Provision for early retirement benefits
45	Provision for early retirement benefits

Details of provision for early retirement benefits in respect of obligations to early retired employees are as follows:

	2017	2016
	RMB million	RMB million
At January 1	13	25
Provision for the year (Note 14)	1	3
Financial cost (Note 16)	1	1
Payments made during the year	(8)	(16)

At December 31	7	13
Less: current portion (Note 42)	(4)	(7)

	3	6

The Group has implemented an early retirement plan for certain employees. The benefits of the early retirement plan are calculated based on factors including the remaining number of years of service from the date of early retirement to the normal retirement date and the salary amount on the date of early retirement of the employees. The present value of the future cash flows expected to be required to settle the obligations is recognized as provision for early retirement benefits.